                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 13, 2002

                                Verticalnet, Inc.
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               (Exact name of Registrant as Specified in Charter)


        Pennsylvania                    000-25269                23-2815834
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(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

700 Dresher Road, Horsham, PA                                           19044
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(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone, including area code: 215-328-6100


         (Former name and former address, if changed since last report)
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
ITEM 5.  OTHER EVENTS

         On February 13, 2002, Verticalnet announced that it has appointed John
A. Milana as Chief Financial Officer. He has been the CFO of Atlas Commerce since January 2000. He replaces David Kostman, Verticalnet's Chief Operating Officer, who had also held the position of Interim CFO.

         A copy of the press release issued by the Registrant on February 13, 2002 concerning the selection of John A. Milana as CFO is attached hereto as
Exhibit 99.1 and is included herein.

         On February 19, 2002, Verticalnet announced that it has appointed Kevin
S. McKay as President and CEO. He replaces Michael J. Hagan, who was named Chairman of the Board. The outgoing Chairman, Mark Walsh, will remain a member of the board. Verticalnet also announced that Satya Nadella resigned from the board.

         A copy of the press release issued by the Registrant on February 19, 2002 concerning the appointment of Kevin S. McKay as President and CEO is attached hereto as Exhibit 99.2 and is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c) Exhibits.

                  99.1     Press Release dated February 13, 2002
                  99.2     Press Release dated February 19, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VERTICALNET, INC.

Date:    February   , 2002                By:    /s/  James W. McKenzie, Jr.
                  --                             ---------------------------
                                          Name:  James W. McKenzie, Jr.
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press Release dated February 13, 2002
99.2              Press Release dated February 19, 2002


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